EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Comprehensive Annual Report of CardXX, Inc. (the “Company”) on Form 10-K for the years ended June 30, 2001 and 2000 (the “Report”), I, Chuchu Zhang, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 19, 2020	By:	/s/ Chuchu Zhang
Chuchu Zhang
Chief Executive Officer (Principal Executive Officer)